================================================================================



                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (date of earliest event reported): June 30, 2004

                                  -------------

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      0-17771                    75-2243266
(State or other jurisdiction    (Commission file number)           (I.R.S. ID)
      of incorporation)

Six Harrison Street                                                   10013
New York, New York                                                  (Zip code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 925-8745



================================================================================

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those projected or suggested in forward-looking statements made by the Company. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, and changes in the level of growth in the finance and housing markets; (ii) the status of relations between the Company and its sole Senior Debt Lender and the Senior Debt Lender's willingness to extend additional credit to the Company;
(iii) the availability for purchases of additional loans; (iv) the status of relations between the Company and its sources for loan purchases; (v) unanticipated difficulties in collections under loans in the Company's portfolio; and (vi)other risks detailed from time to time in the Company's SEC reports. Additional factors that would cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission, including, but not limited to, those factors discussed under the caption "Real Estate Risk" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which the Company urges investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as other wise required by securities and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


Item 2.   Acquisition or Disposition of Assets

On June 30, 2004, Franklin Credit Management Corporation (the "Company"), through five wholly owned subsidiaries, consummated the acquisition of a mixed pool of $310,431,219 in face amount of performing, sub-performing and nonperforming mortgage loans and related servicing rights, secured by single family residences, from Bank One, N.A., a national banking association, as seller (the "Seller"). The loans acquired pursuant to the Mortgage Loan Purchase and Sale Agreement with Seller include $245,973,970 face amount of first mortgage loans and $64,457,249 face amount of second mortgage loans. The purchase price was $275,141,492. The amount of such consideration was agreed to as a result of arms'-length negotiations between the Company and the Seller and was determined through competitive bidding.

The purchase price was funded by five term loan facilities (the "Senior Debt") totaling $277,964,322 made available by Sky Financial Bank, an Ohio corporation (the "Bank") pursuant to five Term Loan and Security Agreements. The Senior Debt has a maturity of three years and is amortized over a 20 year term and bears interest at the FHLB rate of Cincinnati (initially 4.79%) plus 350 basis points adjusted monthly. In addition, a .8674% finance fee and bank legal fee of $10,000 were included in the initial principal balance of the Senior Debt. As collateral for the Senior Debt the Company pledged all of the loans acquired to the Bank.

The foregoing description is qualified in its entirety by reference to the full text of the Mortgage Loan Purchase and Sale Agreement, dated as of June 30, 2004, by and between the Company and the Seller, which is filed herewith as
Exhibit 2.1, and the Term Loan and Security Agreements between each of FCMC B1 2004A Corp., FCMC B-1 2004B Corp., FCMC B-1 2004C Corp., FCMC B-1 2004D Corp., and FCMC B-1 2004 E Corp. (each a wholly owned subsidiary of the Company) and the Bank.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements of Assets Acquired
        N/A

    (b) Pro Forma Financial Information


Franklin Credit Management Corporation

Pro Forma Financial Information- Narrative Format

The unaudited pro forma condensed consolidated balance sheet of Franklin Credit Management Corporation (the "Company") as of March 31, 2004 has been prepared as if the Company's acquisition of the assets had been consummated on March 31, 2004. The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2003 and the three months ended March 31, 2004 are presented as if the Company's acquisition of the assets occurred on the first day of the respective periods.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of this acquisition at any of the aforementioned dates, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004.

Pro forma and pro forma as adjusted amounts are calculated assuming additional borrowing at the Company's actual blended average interest rate (4.79%) for the period covered.

FRANKLIN CREDIT MANAGEMENT CORPORATION
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2004

                                                                                                      Proforma
ASSETS                                                          Actual            Pro Forma          As Adjusted
------                                                          ------            ---------          -----------

CASH AND CASH EQUIVALENTS                                    $  15,328,894     $                    $ 15,328,894

RESTRICTED CASH                                                    428,927                               428,927

NOTES RECEIVABLE:
  Principal                                                    459,382,163        310,431,219        769,813,382
  Purchase discount                                            (26,291,095)        (9,697,785)       (35,988,880)
  Allowance for loan losses                                    (50,789,815)       (28,640,697)       (79,430,512)
                                                             -------------      -------------      -------------

           Net notes receivable                                382,301,253        272,092,737        654,393,990

ORIGINATED LOANS HELD FOR SALE                                  40,271,957                            40,271,957

ORIGINATED LOANS HELD FOR INVESTMENT                             6,238,882                             6,238,882

ACCRUED INTEREST RECEIVABLE                                      4,251,059          2,545,799          6,796,858

OTHER REAL ESTATE OWNED                                         13,293,284                            13,293,284

OTHER RECEIVABLES                                                2,827,073            502,956          3,330,029

MARKETABLE SECURITIES                                              202,071                               202,071

DEFERRED TAX ASSET                                                 482,569                               482,569

OTHER ASSETS                                                     3,997,414            411,739          4,409,153

BUILDING, FURNITURE AND FIXTURES - Net                           1,212,811                             1,212,811

DEFERRED FINANCING COSTS- Net                                    4,185,813          2,411,091          6,596,904
                                                             -------------      -------------      -------------

TOTAL ASSETS                                                 $ 475,022,007      $ 277,964,322      $ 752,986,329
                                                             =============      =============      =============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Accounts payable and accrued expenses                      $   4,677,179                             4,677,179
  Financing agreements                                          29,685,759                            29,685,759
  Notes payable                                                416,824,117        277,964,322        694,788,439
  Income tax liability:
     Current                                                       265,565                               265,565
     Deferred                                                    1,856,732                             1,856,732
                                                             -------------      -------------      -------------

           TOTAL LIABILITIES                                   453,309,352        277,964,322        731,273,674
                                                             -------------      -------------      -------------

COMMITMENTS AND CONTENGENCIES

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value, 10,000,000
    authorized shares; issued and outstanding: 5,916,527            59,167                                59,167
  Additional paid-in capital                                     6,985,968                             6,985,968
  Retained earnings                                             14,667,520                            14,667,520
                                                             -------------                         -------------

           TOTAL STOCKHOLDERS' EQUITY                           21,712,655                            21,712,655
                                                             -------------                         -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 475,022,007      $ 277,964,322      $ 752,986,329
                                                             =============      =============      =============

FRANKLIN CREDIT MANAGEMENT CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
-------------------------------------------------------------------------------


                                                                   Three months ended March 31, 2004
                                                         Actual             Pro Forma            Pro Forma
                                                                                                As Adjusted
REVENUES:
  Interest income                                     $10,636,341          $ 6,232,622          $16,868,963
  Purchase discount earned                              1,341,397              677,629            2,019,026
  Gain on sale of notes receivable                        844,902                                   844,902
  Gain on sale of originated loans held for sale          892,955                                   892,955
  Gain on sale of other real estate owned                 231,246                                   231,246
  Rental income                                            12,075                                    12,075
  Prepayment penalties and other income                 1,100,849                                 1,100,849
                                                                           -----------          -----------
                                                       15,059,765            6,910,251           21,970,016
                                                      -----------          -----------          -----------

OPERATING EXPENSES:
  Interest expense                                      5,313,075            3,233,747            8,546,822
  Collection, general and administrative                4,446,182            1,217,884            5,664,066
  Provision for loan losses                               895,876                                   895,876
  Amortization of deferred financing costs                592,901              130,775              723,676
  Depreciation                                            113,382                                   113,382
                                                                           -----------          -----------
                                                       11,361,416            4,582,406           15,943,822
                                                      -----------          -----------          -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                3,698,349            2,327,845            6,026,194

PROVISION FOR INCOME TAXES                              1,665,000            1,047,530            2,712,530
                                                      -----------          -----------          -----------


NET INCOME                                            $ 2,033,349          $ 1,280,315          $ 3,313,664
                                                      ===========          ===========          ===========

NET INCOME PER COMMON SHARE:
  Basic                                               $      0.34          $      0.22          $      0.56
                                                      ===========          ===========          ===========

  Diluted                                             $      0.30          $      0.19          $      0.49
                                                      ===========          ===========          ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING:
Basic                                                   5,916,527            5,916,527            5,916,527
                                                      ===========          ===========          ===========
Diluted                                                 6,690,627            6,690,627            6,690,627
                                                      ===========          ===========          ===========

FRANKLIN CREDIT MANAGEMENT CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------------
                                                                       Actual             Pro Forma            Pro Forma
                                                                                                              As Adjusted

REVENUES:
  Interest income                                                   $42,699,710          $22,263,742          $64,963,452
  Purchase discount earned                                            5,154,601            2,549,482            7,704,083
  Gain on sale of notes receivable                                    1,118,239                                 1,118,239
  Gain on sale of originated loans held for sale                      3,236,616                                 3,236,616
  Gain on sale of other real estate owned                             1,027,130                                 1,027,130
  Rental income                                                         113,255                                   113,255
  Prepayment penalties and other income                               4,217,008                                 4,217,008
                                                                                         -----------          -----------
                                                                     57,566,559           24,813,224           82,379,783
                                                                    -----------          -----------          -----------

OPERATING EXPENSES:
  Interest expense                                                   21,672,993           12,069,055           33,742,048
  Collection, general and administrative                             17,864,786            5,132,884           22,997,670
  Provision for loan losses                                           3,164,103                                 3,164,103
  Amortization of deferred financing costs                            1,979,208              462,714            2,441,922
  Depreciation                                                          505,012                                   505,012
                                                                                         -----------          -----------
                                                                     45,186,102           17,664,653           62,850,755
                                                                    -----------          -----------          -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                             12,380,457            7,148,571           19,529,028

PROVISION FOR INCOME TAXES                                            5,695,000            3,216,857            8,911,857
                                                                    -----------          -----------          -----------

NET INCOME                                                          $ 6,685,457          $ 3,931,714          $10,617,171
                                                                    ===========          ===========          ===========

NET INCOME PER COMMON SHARE:
  Basic                                                             $      1.13          $      0.66          $      1.79
                                                                    ===========          ===========          ===========

  Diluted                                                           $      1.02          $      0.60          $      1.62
                                                                    ===========          ===========          ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING:
Basic                                                                 5,916,527            5,916,527            5,916,527
                                                                    ===========          ===========          ===========
Diluted                                                               6,536,639            6,536,639            6,536,639
                                                                    ===========          ===========          ===========

FRANKLIN CREDIT MANAGEMENT CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                      Three Months Ended March 31, 2004
                                                                                                               Pro Forma
                                                                                Actual          Pro Forma       As Adjusted
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                               $   2,033,349    $   1,280,314    $   3,313,663
  Adjustments to reconcile net income to net cash
    (used in) provided by
    operating activities:
    Gain on sale of notes receivable                                            (844,902)                         (844,902)
    Gain on sale of other real estate owned                                     (231,246)                         (231,246)
    Depreciation                                                                 113,382                           113,382
    Amortization of deferred financing costs                                     592,901          130,775          723,676
    Origination of mortgage loans held for sale                              (33,358,278)                      (33,358,278)
    Proceeds from the sale of and principal collections on
    loans held for sale-net of gain                                           19,746,182                        19,746,182
    Purchase discount earned                                                  (1,341,397)        (677,629)      (2,019,026)
    Provision for loan losses                                                    895,876                           895,876
    Changes in operating assets and liabilities:
      Accrued interest receivable                                                 81,360       (2,545,799)      (2,464,439)
      Other receivables                                                           66,662                            66,662
      Deferred tax asset                                                         198,829                           198,829
      Other assets                                                              (277,251)        (914,695)      (1,191,946)
      Current tax liability                                                      265,565                           265,565
      Deferred tax liability                                                     545,643                           545,643
      Accounts payable and accrued expenses                                     (302,627)       5,333,747        5,031,120
                                                                           -------------    -------------    -------------
           Net cash (used in) provided by operating activities               (11,815,952)       2,606,713       (9,209,239)
                                                                           -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  (Increase) in restricted cash                                                  (15,484)                          (15,484)
  Purchase of notes receivable                                               (38,432,630)    (275,141,492)    (313,574,122)
  Principal collections on notes receivable and loans held
  for investment                                                              44,438,122       12,098,000       56,536,122
  Acquisition and loan fees                                                     (449,595)      (2,822,830)      (3,272,425)
  Proceeds from sale of other real estate owned                                4,955,454                         4,955,454
  Proceeds from sale of notes receivable                                       6,556,853                         6,556,853
  Purchase of building, furniture and fixtures                                   (73,481)                          (73,481)
                                                                           -------------    -------------    -------------
           Net cash provided by (used in) investing activities                16,979,239     (265,866,322)    (248,887,083)
                                                                           -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable                                                 49,771,473      277,964,322      327,735,795
  Principal payments of notes payable                                        (60,395,200)     (13,077,545)     (73,472,745)
  Proceeds from financing agreements                                          34,052,232                        34,052,232
  Payments on financing agreements                                           (27,681,774)                      (27,681,774)
                                                                           -------------    -------------    -------------
           Net cash (used in) provided by financing activities                (4,253,269)     264,886,777      260,633,508
                                                                           -------------    -------------    -------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                          910,018        1,627,168        2,537,186

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                10,576,610       10,576,610       10,576,610
                                                                           -------------    -------------    -------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $  11,486,628    $  12,203,778    $  23,690,406
                                                                           =============    =============    =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash payments for interest                                                 $   5,436,345    $   3,233,747    $   8,670,092
                                                                           =============    =============    =============
Cash payments for taxes                                                    $     636,800    $   1,047,530    $   1,684,330
                                                                           =============    =============    =============

FRANKLIN CREDIT MANAGEMENT CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------------------

                                                                                  Actual         Pro Forma       Pro Forma
                                                                                                                As Adjusted

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                                 $   6,685,457    $   3,931,714    $  10,617,171
  Adjustments to reconcile net income to net cash (used in)
    provided by operating activities:
    Gain on sale of notes receivable                                            (1,118,239)                       (1,118,239)
    Gain on sale of other real estate owned                                     (1,027,130)                       (1,027,130)
    Depreciation                                                                   505,012                           505,012
    Amortization of deferred financing costs                                     1,979,208          462,714        2,441,922
    Origination of mortgage loans held for sale                                (97,143,554)                      (97,143,554)
    Proceeds from the sale of and principal collections on loans
    held for sale-net of gain                                                   80,810,221                        80,810,221
    Purchase discount earned                                                    (5,154,601)      (2,549,482)      (7,704,083)
    Provision for loan losses                                                    3,164,103                         3,164,103
    Changes in operating assets and liabilities:
      Accrued interest receivable                                                 (174,804)      (2,549,799)      (2,724,603)
      Other receivables                                                           (634,192)        (502,956)      (1,137,148)
      Deferred tax asset                                                          (293,631)                         (293,631)
      Other assets                                                              (1,087,834)      (2,822,830)      (3,910,664)
      Current tax liability
      Deferred tax liability                                                       527,974                           527,974
      Accounts payable and accrued expenses                                      1,161,249       12,069,055       13,230,304
                                                                             -------------    -------------    -------------
           Net cash (used in) provided by operating activities                 (11,800,761)       8,038,416       (3,762,345)
                                                                             -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  (Increase) decrease in restricted cash                                          (219,440)                         (219,440)
  Purchase of notes receivable                                                (213,638,801)    (275,141,492)    (488,780,293)
  Principal collections on notes receivable and loans held
  for investment                                                               156,924,859       43,487,374      200,412,233
  Investment in marketable securities                                             (203,771)                         (203,771)
  Acquisition and loan fees                                                     (2,564,246)      (2,822,830)      (5,387,076)
  Proceeds from sale of other real estate owned                                 16,407,503                        16,407,503
  Proceeds from sale of notes receivable                                        15,648,149                        15,648,149
  Purchase of building, furniture and fixtures                                    (650,858)                         (650,858)
                                                                             -------------    -------------    -------------
           Net cash provided by (used in) investing activities                 (28,296,605)    (234,476,948)    (262,773,553)
                                                                             -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable                                                  226,367,253      277,964,322      504,331,575
  Principal payments of notes payable                                         (194,185,553)     (46,271,365)    (240,456,918)
  Proceeds from financing agreements                                           101,322,968                       101,322,968
  Payments on financing agreements                                             (89,565,036)                      (89,565,036)
                                                                             -------------    -------------    -------------
           Net cash (used in) provided by financing activities                  43,939,632      231,692,957      275,632,589
                                                                             -------------    -------------    -------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                          3,842,266        5,254,425        9,096,691

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                  10,576,610       10,576,610       10,576,610
                                                                             -------------    -------------    -------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $  14,418,876    $  15,831,035    $  30,249,911
                                                                             =============    =============    =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash payments for interest                                                   $  21,204,660    $  12,069,055    $  33,273,715
                                                                             =============    =============    =============
Cash payments for taxes                                                      $   5,713,700    $   3,216,857    $   8,930,557
                                                                             =============    =============    =============

(c) Exhibits.

The following exhibits are filed as part of this report:

2.1 Mortgage Loan Purchase and Sale Agreement, dated as of June 30, 2004 by and between Franklin Credit Management Corporation and Bank One, Inc.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRANKLIN CREDIT MANAGEMENT CORPORATION

                                         By: /s/ Thomas J. Axon
                                            -----------------------------------
                                            Thomas J. Axon
                                            Chairman and Chief Executive Officer

July 16, 2004

Exhibits Index


2.1 Mortgage Loan Purchase and Sale Agreement, dated as of June 30, 2004 by and between Franklin Credit Management Corporation and Bank One, Inc.